Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2019 (unaudited)

	Shares	Value (000)
Common Stocks (38.3%)
China (27.6%)
Banks
Bank of China Ltd. H Shares (a)	11,055,000	$5,013
China Construction Bank Corp. H Shares (a)	8,320,560	7,133
		12,146
Beverages
China Resources Beer Holdings Co., Ltd. (a)	156,000	657

Diversified Consumer Services
New Oriental Education & Technology Group, Inc. ADR (b)	24,557	2,212
TAL Education Group ADR (b)	32,338	1,167
		3,379
Diversified Telecommunication Services
China Unicom Hong Kong Ltd. (a)	1,334,000	1,703

Food Products
China Mengniu Dairy Co., Ltd. (a)(b)	704,000	2,618
Yihai International Holding Ltd. (a)	39,000	174
		2,792
Health Care Providers & Services
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	245,900	536
Sinopharm Group Co., Ltd. H Shares (a)	127,600	532
		1,068
Independent Power & Renewable Electricity Producer
China Resources Power Holdings Co., Ltd. (a)	412,000	619

Insurance
China Life Insurance Co., Ltd. H Shares (a)	699,000	1,880
China Pacific Insurance Group Co., Ltd. H Shares (a)	553,228	2,171
		4,051
Interactive Media & Services
Baidu, Inc. ADR (b)	7,200	1,187
Tencent Holdings Ltd. (a)	273,200	12,562
		13,749
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. ADR (b)	43,315	7,903

Oil, Gas & Consumable Fuels
PetroChina Co., Ltd. H Shares (a)	2,156,000	1,398

Pharmaceuticals
CSPC Pharmaceutical Group Ltd. (a)	752,000	1,398

Real Estate Management & Development
China Overseas Land & Investment Ltd. (a)	444,000	1,689
China Resources Land Ltd. (a)	148,000	663
		2,352

Textiles, Apparel & Luxury Goods
Shenzhou International Group Holdings Ltd. (a)	173,600	2,326

Wireless Telecommunication Services
China Mobile Ltd. (a)	339,280	3,469
		59,010
Hong Kong (6.7%)
Banks
BOC Hong Kong Holdings Ltd.	484,500	2,006

Capital Markets
Hong Kong Exchanges & Clearing Ltd.	67,000	2,335

Diversified Telecommunication Services
HKT Trust & HKT Ltd.	600,000	964

Equity Real Estate Investment Trusts (REITs)
Link REIT	78,500	918

Insurance
AIA Group Ltd.	436,000	4,340

Real Estate Management & Development
New World Development Co., Ltd.	765,000	1,269
Sun Hung Kai Properties Ltd.	71,000	1,218
Swire Properties Ltd.	289,200	1,244
		3,731
		14,294
India (1.7%)
Banks
HDFC Bank Ltd. ADR	30,500	3,535

Thailand (2.2%)
Food & Staples Retailing
CP ALL PCL (Foreign)	490,300	1,155

Health Care Providers & Services
Bangkok Dusit Medical Services PCL (Foreign)	1,904,900	1,488

Oil, Gas & Consumable Fuels
PTT PCL (Foreign)	1,411,700	2,140
		4,783
United Kingdom (0.1%)
Banks
HSBC Holdings PLC	23,200	189
Total Common Stocks (Cost $57,809)		81,811

Investment Company (3.9%)
United States
iShares MSCI South Korea ETF (Cost $8,243)	136,368	8,312

Short-Term Investment (34.7%)
Investment Company (34.7%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (c) (Cost $73,982)	73,981,772	73,982
Total Investments (76.9%) (Cost $140,034) (d)(e)(f)		164,105
Other Assets in Excess of Liabilities (23.1%)		49,280
Net Assets (100.0%)		$213,385

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

(a)	Security trades on the Hong Kong exchange.
(b)	Non-income producing security.
(c)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2019, advisory fees paid were reduced by approximately $3,000 relating to the Fund’s investment in the Liquidity Funds.

(d)

The approximate fair value and percentage of net assets, $61,024,000 and 28.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.

(e)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2019, the Fund did not engage in any cross-trade transactions.

(f)

At March 31, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $26,097,000 and the aggregate gross unrealized depreciation is approximately $1,191,000, resulting in net unrealized appreciation of approximately $24,906,000.

ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
REIT	Real Estate Investment Trust.

Futures Contracts:
The Fund had the following futures contracts open at March 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Long:
Hang Seng China Enterprises Index (Hong Kong)	376	Apr-19	19	$27,240	$141
Hang Seng Index (Hong Kong)	25	Apr-19	1	4,630	49
MSCI Singapore Free Index (Singapore)	250	Apr-19	25	6,635	20
MSCI Taiwan Index (Singapore)	492	Apr-19	49	19,223	145
SGX NIFTY 50 (Singapore)	1,174	Apr-19	2	27,414	204
SPI 200 Index (Australia)	291	Jun-19	7	31,877	276
					$835

AUD	—	Australian Dollar
HKD	—	Hong Kong Dollar
SGD	—	Singapore Dollar
USD	—	United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investment	45.1%
Other*	25.5
Banks	10.9
Interactive Media & Services	8.4
Insurance	5.1
Investment Company	5.0
Total Investments	100.0%

*    Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to the Portfolio of Investments • March 31, 2019 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the

Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$3,535	$14,341	$—	$17,876
Beverages	—	657	—	657
Capital Markets	—	2,335	—	2,335
Diversified Consumer Services	3,379	—	—	3,379
Diversified Telecommunication Services	—	2,667	—	2,667
Equity Real Estate Investment Trusts (REITs)	—	918	—	918
Food & Staples Retailing	—	1,155	—	1,155
Food Products	—	2,792	—	2,792
Health Care Providers & Services	—	2,556	—	2,556
Independent Power & Renewable Electricity Producers	—	619	—	619
Insurance	—	8,391	—	8,391
Interactive Media & Services	1,187	12,562	—	13,749
Internet & Direct Marketing Retail	7,903	—	—	7,903
Oil, Gas & Consumable Fuels	—	3,538	—	3,538
Pharmaceuticals	—	1,398	—	1,398
Real Estate Management & Development	—	6,083	—	6,083
Textiles, Apparel & Luxury Goods	—	2,326	—	2,326
Wireless Telecommunication Services	—	3,469	—	3,469
Total Common Stocks	16,004	65,807	—	81,811
Investment Company	8,312	—	—	8,312
Short-Term Investment
Investment Company	73,982	—	—	73,982
Futures Contracts	835	—	—	835
Total Assets	$99,133	$65,807	$—	$164,940

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.